EXHIBIT 13.2


CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

In connection with the annual report of CE Franklin Ltd. (the "Company") on Form 20-F for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Salvatore Secreti, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ Salvatore Secreti
         ---------------------
Name:    Salvatore Secreti
Title:   Vice President and
         Chief Financial Officer

Date:    March 18, 2005